EXHIBIT 99.1


CONTACT:
Kevin Gregory, Senior Vice President, CFO
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(859) 586-0600 x1424
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kgregory@pomeroy.com
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            POMEROY IT SOLUTIONS, INC. REPORTS FIRST QUARTER RESULTS
                 FIRST QUARTER DILUTED EARNINGS PER SHARE $0.14

Hebron, KY - May 15, 2007 - Pomeroy IT Solutions, Inc. (NASDAQ:PMRY) a technology and services solution provider, today reported first quarter 2007 revenue of $147.8 million. First quarter 2007 earnings per fully diluted share was $0.14 compared to a loss of $(0.11) in the first quarter of 2006.

"During the first quarter, we continued to improve margins and earnings," said Stephen E. Pomeroy, Pomeroy IT Solutions, President and Chief Executive Officer. "Revenue continues to be a primary focus. During the first quarter, we showed year-over-year growth in product revenue for the first time in several quarters. Although service revenue was less than the prior year we are working on several deals that should drive revenue growth in the second half of the year," added Pomeroy.

CONSOLIDATED FINANCIAL RESULTS

FIRST QUARTER 2007 FINANCIAL RESULTS

  - REVENUE was $147.8 million compared to $150.7 million in the first quarter 2006.
          o Product revenue was $92.2 million compared to $88.9 million in the first quarter 2006, an increase of $3.3 million.
          o Service revenue was $55.6 million compared to $61.8 million in the first quarter 2006, a decrease of $6.2 million. The decline in service revenue was the result of reduced IT project work and a reduction in staffing engagements.

  - GROSS PROFIT MARGIN was 16.0 percent compared to 14.0 percent in the first quarter 2006.
          o Product revenue gross margin was 8.8 percent compared to 7.8 percent in the first quarter 2006.
          o    Service  revenue  gross  margin  was  28.0  percent  compared  to
               22.9  percent  in  the  first  quarter  2006.

  - TOTAL OPERATING EXPENSE was $20.9 million compared to $23.0 million in the first quarter, a decrease of $2.1 million. The decrease is primarily the result of a decline in payroll and related expenses and professional fees.


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  -  NET INCOME  was  $1.8  million or $0.14 per fully diluted share compared to
     $(1.4)  million  or  $(0.11)  in  the  first  quarter  2006.

  -  OTHER FINANCIAL  INFORMATION
          o    Debt -                                    $     0
          o    Capital  Expenditures  -                  $   1.2    million
          o    Cash Flow  From  Operating  Activities  - $   0.2    million
          o    Purchases  of  Company  stock  -          $   0.4    million
          o    Working  Capital  -                       $  93.5    million


CONFERENCE CALL

To participate in a conference call and questions and answer session with senior management regarding the 2007 first quarter results, call 877-842-7108 using passcode 6021374 at 4:30 p.m. (ET) on Wednesday, May 16, 2007. For your convenience, a replay will be available shortly after the call. This replay will be available after the call by dialing 1-800-642-1687.

About Pomeroy IT Solutions, Inc.

As an international technology services and solutions provider, Pomeroy IT Solutions unites core competencies in IT Outsourcing Services and Professional Services. Some of the Company's services include consulting, project management, application development, integration, staffing, and technology sourcing. Pomeroy's capabilities as an end-to-end services and technology sourcing provider set the Company apart as a unique, one-stop alternative. This combination helps its Fortune 1000, government, and mid-market clients realize their business goals and objectives by leveraging information technology to simplify complexities, increase productivity, reduce costs and improve profitability.

Forward-Looking Statements

Certain of the statements in the preceding paragraphs regarding financial results constitute forward-looking statements. These statements related to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our markets' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or
achievements expressed or implied by such forward looking statements.   These
risks and other factors you should specifically consider include but are not limited to: changes in customer demands or industry standards, existing market and competitive conditions including the overall demand for IT products and services, the nature and volume of products and services anticipated to be delivered, the mix of the products and services businesses, the type of services delivered, the ability to successfully attract and retain customers, sell additional products and service to existing customers, the ability to timely bill and collect receivables, the ability to maintain a broad customer base to avoid dependence on any single customer, the need to successfully attract and retain outside consulting services, new acquisitions by the Company, terms


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of vendor agreements and certification programs and the assumptions regarding the ability to perform there under, the ability to implement the company's best practices strategies, the ability to manage risks associated with customer projects, adverse or uncertain economic conditions, loss of key personnel, litigation and the ability to attract and retain technical and other highly skilled personnel. In some cases, you can identify forward-looking statements by such terminology such as "may", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", "continue", "projects", "intends", "prospects", "priorities", or negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially.

                             POMEROY IT SOLUTIONS, INC.
                            CONSOLIDATED BALANCE SHEETS


(in thousands)                                              April 5,    January 5,
                                                              2007         2007
                                                          ------------  -----------
                                                          (Unaudited)
ASSETS

Current Assets:
Cash and cash equivalents                                 $     12,353  $    13,562
Certificates of deposit                                          1,085        1,076

Accounts receivable:
  Trade, less allowance of  $4,526 at April 5, 2007 and
    $4,390 at January 5, 2007                                  139,081      136,055
  Vendor receivables, less allowance of $155 at
    April 5, 2007 and January 5, 2007                            7,008        8,095
  Net investment in leases                                       1,289        1,587
  Other                                                            866        1,016
                                                          ------------  -----------
    Total receivables                                          148,244      146,753
                                                          ------------  -----------

Inventories                                                     16,127       16,274
Other                                                            9,758       10,791
                                                          ------------  -----------
    Total current assets                                       187,567      188,456
                                                          ------------  -----------

Equipment and leasehold improvements:
  Furniture, fixtures and equipment                             23,676       22,540
  Leasehold improvements                                         8,477        8,459
                                                          ------------  -----------
    Total                                                       32,153       30,999

  Less accumulated depreciation                                 19,579       18,406
                                                          ------------  -----------
    Net equipment and leasehold improvements                    12,574       12,593
                                                          ------------  -----------

Net investment in leases, net of current portion                    30           42
Goodwill                                                        98,314       98,314
Intangible assets, net                                           2,472        2,634
Other assets                                                     1,894        3,403
                                                          ------------  -----------
    Total assets                                          $    302,851  $   305,442
                                                          ============  ===========


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
                               POMEROY IT SOLUTIONS, INC.
                              CONSOLIDATED BALANCE SHEETS


(in thousands, except per share data)                           April 5,    January 5,
                                                                  2007         2007
                                                              ------------  -----------
                                                              (Unaudited)
LIABILITIES AND EQUITY

Current Liabilities:
Accounts payable                                              $    68,858   $    74,375
Deferred revenue                                                    2,763         2,604
Employee compensation and benefits                                 10,796         8,642
Accrued restructuring and severance charges                         1,246         1,286
Other current liabilities                                          10,413        11,242
                                                              ------------  -----------
    Total current liabilities                                      94,076        98,149
                                                              ------------  -----------

Accrued restructuring and severance charges                         2,012         2,313

Equity:
  Preferred stock,  $.01 par value; authorized 2,000 shares
    (no shares issued or outstanding)                                   -             -
  Common stock, $.01 par value; authorized 20,000 shares
    (13,500 and 13,476 shares issued at April 5, 2007
    and January 5, 2007, respectively)                                138           137
  Paid-in capital                                                  90,388        89,992
  Accumulated other comprehensive income                              (67)           15
  Retained earnings                                               128,258       126,433
                                                              ------------  -----------
                                                                  218,717       216,577
  Less treasury stock, at cost (1,172 and 1,130 shares at
    April 5, 2007 and January 5, 2007)                             11,954        11,597
                                                              ------------  -----------
      Total equity                                                206,763       204,980
                                                              ------------  -----------
      Total liabilities and equity                            $   302,851   $   305,442
                                                              ============  ===========


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

                           POMEROY IT SOLUTIONS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS



(in thousands, except per share data)       Three Months Ended
                                        --------------------------
                                          April 5,      April 5,
                                            2007          2006
                                        ------------  ------------
                                        (Unaudited)   (Unaudited)
Product and service revenues:
  Product                               $    92,210   $    88,877
  Service                                    55,573        61,815
                                        ------------  ------------
    Total revenues                          147,783       150,692
                                        ------------  ------------

Cost of product and service revenues:
  Product                                    84,067        81,985
  Service                                    40,014        47,669
                                        ------------  ------------
    Total cost of revenues                  124,081       129,654
                                        ------------  ------------

    Gross profit                             23,702        21,038
                                        ------------  ------------

Operating expenses:
  Selling, general and administrative        19,741        21,621
  Depreciation and amortization               1,120         1,334
                                        ------------  ------------
    Total operating expenses                 20,861        22,955
                                        ------------  ------------

Income (loss) from operations                 2,841        (1,917)

  Interest Income                              (310)         (146)
  Interest Expense                              138           455
                                        ------------  ------------
    Interest expense, net                      (172)          309
                                        ------------  ------------

Income (loss) before income tax               3,013        (2,226)
Income tax (benefit)                          1,188          (807)
                                        ------------  ------------
Net income (loss)                       $     1,825   $    (1,419)
                                        ============  ============

Weighted average shares outstanding:
  Basic                                      12,349        12,615
                                        ============  ============
  Diluted                                    12,604        12,615  *
                                        ============  ============

Earnings (loss) per common share:
  Basic                                 $      0.15   $     (0.11)
                                        ============  ============
  Diluted                               $      0.14   $     (0.11) *
                                        ============  ============

*Dilutive loss per common share for the three months ended April 5, 2006 would have been anti-dilutive if the number of weighted average shares outstanding were adjusted to reflect the dilutive effect of outstanding stock options.


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
                           POMEROY IT SOLUTIONS, INC.
                             SELECTED CASH FLOW DATA

(in thousands)                                            Three Months Ended
                                                      --------------------------
                                                        April 5,      April 5,
                                                          2007          2006
                                                      ------------  ------------
                                                      (Unaudited)   (Unaudited)
Cash flows from operating activities:
  Net income (loss)                                   $     1,825   $    (1,419)
  Adjustments to reconcile net income to net cash
    from operating activities:
    Depreciation and amortization                           1,336         1,334
    Stock option, restricted stock compensation
      and employee purchase plan expense                      242           609
    Restructuring and severance charges                         -           133
    Bad debt expense                                          150
    Amortization of unearned income                           (20)
    Deferred income taxes                                     727           468
    Loss on disposal of fixed assets                            -             5
  Changes in working capital accounts
    Accounts receivable                                    (1,938)        5,839
    Inventories                                               147         3,465
    Other current assets                                    1,585        (1,205)
    Net investment in leases                                  330          (373)
    Accounts payable                                       (5,517)          240
    Deferred revenue                                          160          (284)
    Income tax payable                                          5           (43)
    Employee compensation and benefits                      2,154         2,167
    Other, net                                               (946)       (4,014)
                                                      ------------  ------------
  Net operating activities                                    240         6,922
                                                      ------------  ------------
Cash flows from investing activities
  Capital expenditures                                     (1,155)         (682)
  Purchases of certificates of deposit                         (9)          (44)